UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 9, 2016

MAX SOUND CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51886	26-3534190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902A Colorado Avenue Santa Monica, CA 90404

(Address of principal executive offices including zip code)

(800) 327-6293

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Changes in Registrant’s Certifying Accountant.

On February 29, 2016, due to a technical error the Company, through its licensed online Edgar Filing software, inadvertently filed a previous filed Item 4.01: Changes in Registrant's Certifying Accountant. Find attached the correct change of auditor information and filing.

Previous independent registered public accounting firm(s):

Alan Swift CPA, P.A.:

(i) On April 23, 2015, Alan Swift CPA, P.A. (“Swift”) resigned as our independent registered public accounting firm.

(ii) Swift’s report on our financial statements for the years ended December 31, 2014 and 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii) Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv) Through the periods covered by the financial audit for the years ended December 31, 2014 and 2013, there have been no disagreements with Swift on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Swift would have caused them to make reference thereto in their report on the financial statements. Through the interim period from December 31, 2014, to April 30, 2015, there have been no disagreements with Swift on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Swift would have caused them to make reference thereto in their report on the financial statements.

(v) We have authorized Swift to respond fully to the inquiries of the successor accountant.

(vi) During the years ended December 31, 2014 and 2013, and the interim period through April 30, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

(vii) We provided a copy of the foregoing disclosures to Swift prior to the date of the filing of this report and requested that Swift furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

Previous independent registered public accounting firm:

Sadler, Gibb & Associates, LLC:

On April 24, 2015, we engaged Sadler Gibb & Associates, LLC (“Sadler”) of Salt Lake City, Utah, as our independent registered public accounting firm. During the fiscal years ended December 31, 2014 and 2013, and prior to April 24, 2015 (the date of the new engagement), we had not consulted with Sadler regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Sadler concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii) Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

(a)(2) New independent registered public accounting firm:

ANTON & CHIA, LLP:

For the upcoming 10-K filing and subsequent 10-Q filings the Company has engaged Anton & Chia, LLP(“Anton”) of Newport Beach, CA, as our new independent registered public accounting firm. The Company chose Anton & Chia, LLP based on their great strengths in this field, and to lower costs to the Company. During the fiscal years ended December 31, 2015 and 2014, we had not consulted with Anton regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Sadler concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii) Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2016

MAX SOUND CORPORATION

By: _____________________

Name: Mr. John Blaisure

Title: Chief Executive Officer